SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2006
WHEELING-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50300	55-0309927

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1134 Market Street, Wheeling, WV	26003

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (304) 234-2400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
     On July 27, 2006, Wheeling-Pittsburgh Corporation conducted interviews to discuss its three years of progress since its emergence from bankruptcy in August 2003. A copy of the Wheeling-Pittsburgh Corporation materials discussed are attached hereto as Exhibit 99.1 and incorporated by reference herein. A copy of the materials also will be available at www.wpsc.com.
ITEM 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description

99.1	Wheeling-Pittsburgh Corporation materials of July 27, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING-PITTSBURGH CORPORATION

By:	/s/ Paul J. Mooney

Paul J. Mooney Executive Vice President and Chief Financial Officer
Dated: July 27, 2006